TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica Opportunistic Allocation

At a meeting of the Board of Trustees (the “Board”) of Transamerica Opportunistic Allocation (the “Fund”) held on January 22 and 23, 2014, the Board approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc. (“TAM”), pursuant to which AUIM would serve as sub-adviser to the Fund, subject to approval by the Fund’s shareholders.

On April 28, 2014, the shareholders of the Fund voted and approved the sub-advisory agreement with AUIM. Effective May 1, 2014, AUIM serves as sub-adviser to the Fund.

The Fund’s investment adviser, TAM, has not changed. The Fund’s advisory fee schedule has also remained the same.

Effective May 1, 2014, the following information will supplement and supersede any contrary information contained in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”):

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its objective by primarily investing in the common stock of closed-end funds selected by Aegon USA Investment Management, LLC (the “sub-adviser”). The fund seeks to identify and exploit relative value opportunities in the closed-end fund universe. The overall investment philosophy is predicated on recognizing and capitalizing on market inefficiencies found in this universe.

The combination of the sub-adviser’s quantitative approach and research-driven process for selecting closed-end funds is intended to produce a portfolio focused on total return that is allocated across multiple sectors, strategies and managers. The fund’s available investment universe is initially composed of those exchange-listed closed-end funds, which may include both foreign and domestic securities of all ratings and market capitalizations, with greater than $350 million in market capitalization and an average daily volume greater than $1 million. From this investment universe, the sub-adviser seeks to identify closed-end funds that are trading at a discount to their net asset value that is larger than the respective universe average, but are exhibiting signs of price appreciation.

From the filtered universe of closed-end funds, the sub-adviser constructs the portfolio by utilizing a value investment approach that seeks to identify investment worthy ideas. The sub-adviser normally selects the combination of underlying closed-end funds in an effort to maximize the diversification of independent sources of risk. The allocation to a single underlying closed-end fund will generally not exceed 4%.

The fund may also invest in exchange traded funds (“ETFs”) in order to provide exposure to asset classes that are unavailable in the closed-end universe, and to provide additional sources of liquidity. Under normal market conditions, ETFs are not expected to comprise more than 20% of the fund’s assets.

The fund may have exposure to derivative instruments, such as options, futures, or forward contracts and swaps, as well as to fixed income securities, through its investment in the underlying closed-end funds and ETFs.

The fund may also seek to earn a liquidity premium through its underlying closed-end fund investments by buying underlying closed-end funds when they are less liquid and selling them when they are more liquid.

Each underlying closed-end fund and ETF has its own investment objective, principal investment strategies, and risk.

It is not possible to predict the extent to which the fund will be invested in particular underlying closed-end funds at any time. The fund may be a significant shareholder in certain underlying closed-end funds, given the fund’s planned investments in certain underlying closed-end funds, the fund considers multiple investments of up to 3% to be significant and, as such, the fund to be a “significant shareholder” of those underlying closed-end funds. The sub-adviser may change the fund’s asset allocations and underlying closed-end funds at any time without notice to the shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The fund may also invest in cash when TAM is unable to identify attractive investment opportunities that meet the fund’s investment criteria.

SUB-ADVISER:

Aegon USA Investment Management, LLC. The principal business address is 4333 Edgewood Road NE,

Cedar Rapids, IA 52499.

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd R. Porter, CFA	Portfolio Manager	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Chief Investment Officer-Asset Allocation at Transamerica Asset Management, Inc. since 2012; Chief Investment Officer at Fund Architects, LLC from 2007-2012; Chief Investment Strategist at Morningstar Associates, LLC from 1999-2006

Maciej J. Kowara, CFA	Portfolio Manager	Aegon USA Investment Management, LLC	Portfolio Manager of the fund since 2013; Senior Research Consultant at Morningstar IBBOTSON from 2010-2012; Portfolio Manager at Morningstar Associates, LLC from 2005-2010

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Investors Should Retain this Supplement for Future Reference

May 1, 2014

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